Subsequent and relevant events	12 Months Ended
Dec. 31, 2023
Subsequent and relevant events
Subsequent and relevant events

34.Subsequent and relevant events

●Issuance of bonds in the international market

Ecopetrol S.A. reported on January 9, 2024, that as part of its refinancing and financing strategy, it successfully placed External Public Debt Bonds in the international capital market, based on the authorization issued by the Ministry of the Treasury and Public Credit through Resolution 0032 of January 05, 2024, for USD $1,850 million under the following conditions:

Term	12 years
Transaction date	January 09, 2024
Compliance date	January 19, 2024
Maturity	January 19, 2036
Face amount	US$ 1,850 million
Yield	8.450%
Coupon rate	8.375%
Periodicity	Semiannual
Rating (Moody’s/S&P/Fitch)	Baa3 / BB+ / BB+

The issuance will be used to prepay the repurchase of the bonds maturing in 2025, and to finance expenses other than investment, which includes the refinancing of other liabilities.

●International bonds repurchase offer

On January 9, 2024, Ecopetrol S.A. reported that, as part of its comprehensive debt management strategy, it launched a tender offer to buy any and all of its international bonds maturing in January 2025 (issued in 2014). The nominal amount outstanding of the mentioned bond is USD $1,200 million and has a coupon rate of  4.125%.

The repurchase offer is made simultaneously with the bond issued in the international capital market. This issuance will be used to finance the repurchase of the bonds issued in 2014 and to finance expenses other than investment, which includes the refinancing of other liabilities.

Likewise, on January 19, 2024, Ecopetrol reported that, according to the depositary agent and the offer information, offers were received for USD $737,350,000 of the aggregate amount of the bonds, reaching a 61.45% repurchase rate.

●Abandonment of Pozo Milonga – Hocol S.A.

In February 2024, Hocol S.A. made the decision to abandon the Milonga well; as a result of the analysis of the records in which there is no evidence of discovery of hydrocarbons at the target point. The Milonga well is located in the department of Magdalena - Colombia, which is part of the Perdices joint venture contract, in which Hocol S.A. has a 100% participation.

Drilling work on the Milonga well began in December 2023. As of December 31, 2023, the Milonga well had been 72% drilled, and the cost of the activities carried out amounted to USD $17,000,000.

It reached Total Depth target point on January 29, 2024, the date on which all investment activities were fulfilled. For the income statement for 2024, the fruitlessness of this well will be recognized.

●Issuance of Debentures in CTEEP

Brazil on February 8, 2024, the board of directors of CTEEP approved the 15th issuance of simple, non-convertible debentures, of the unsecured type, in three (3) series.

Initially, 1,195,000 (one million one hundred ninety-five thousand) obligations will be issued, of which (i) 685,000 (six hundred and eighty-five thousand) will be first series obligations; (ii) at least four hundred thousand (400,000) obligations of the second series; and (iii) at least 110,000 (one hundred ten thousand) obligations of the third series, subject to the option of additional lot, with a unit face value of R$1 (one thousand reais) on the date of issuance of the obligations, totaling the total value of the issue of, initially, R$1,195,000 (one thousand one hundred and ninety-five million reais).

On February 15, 2024, the 5th Issuance of Simple Obligations, not convertible into shares, of a single series, was fully settled for R$444,634.

●Ecopetrol S.A. obtains authorization to execute a USD 1,200 million debt management transaction

On March 20, 2024, Ecopetrol S.A. informs that, as part of its comprehensive debt management and maturity refinancing strategy, the Ministry of Finance and Public Credit (“MHCP”), through Resolution 0652 of 20 March 2024, has approved the execution of a loan of up to USD 1,200 million.

The loan will be executed by and among Ecopetrol, as borrower, and Bank of Nova Scotia (USD 300 million), BBVA Securities Inc. (USD 250 million), Bank of America, N.A. (USD 200 million), JPMorgan Chase Bank, N.A. (USD 200 million), Itaú Chile New York Branch (USD 100 million) and Standard Chartered Bank Hong Kong Limited (USD 150 million), as lenders. The term of the loan will be five (5) years; principal will be repaid at maturity; and interest will be subject to a variable rate previously agreed by the parties.

The loan was approved by the MHCP, given Ecopetrol’s request to refinance the USD 1,200 million outstanding under a previously-executed loan authorized by Resolution 1824 of July 30, 2021, and which expired on August 16, 2023. Such loan authorized in 2021 was disbursed on September 29, 2022, to refinance the debt contracted for the acquisition of Interconexión Eléctrica S.A.

In order to obtain the loan, the Company complied with all the required internal and external procedures and approvals.

The terms of the loan confirm the support and confidence of the international financial sector in the strategy of the Ecopetrol Business Group.

Pursuant to Colombian regulation, the MHCP reviewed and authorized the terms of the agreement, which provide for events of default by the borrower, such as failure to make timely payments of principal and interest, possible impairment of the borrower’s ability to pay, impairment of the integrity of the borrower’s financial information, and failure to comply with contractual obligations, among others, which are frequently used in transactions of this nature. Should any of these events materialize, lenders would be entitled to claim early repayment of the debt, according to the procedure foreseen in the contract. Likewise, the loan agreement establishes Ecopetrol’s right of recourse against the lenders when they fail to make disbursements under the terms of the loan. All of the above, in accordance with the law of the State of New York, which is the governing law of the agreement.

●Non-deductibility of royalties

The deductibility of oil royalties paid to the Colombian Government for the exploitation of non-renewable resources is restricted, regardless of the denomination of the payment.

In March 2024, the Constitutional Court rejected the request for nullity, presented by the Ministry of Mines and Energy, with respect to the fiscal impact, the Ministry of Finance and Public Credit presented in March 11, 2024 the filed correspondence. The Constitutional Court has not issued to respect.

The Constitutional Court rejected the fiscal impact incident presented by the Minister of Finance and Public Credit and granted a period of five (5) business days for the Minister to correct the supporting document and provide the corresponding elements of judgment. This term expires on April 12, 2024. As of the date of this annual report, the Constitutional Court has not issued a ruling in this regard.

●Distribution of Profits for Fiscal Year 2023

Ecopetrol S.A. reports that the Ordinary General Shareholders’ Meeting, held on March 22, 2024, approved the profit distribution proposal submitted for its consideration, which establishes that an ordinary dividend of COP $278 per share and an extraordinary dividend of COP $34 per share, for a total of COP $312 per share. The payment of the ordinary and extraordinary dividend for minority shareholders will be made in two installments of equal value, on the following dates: April 3 and June 26, 2024. The payment for the majority shareholder will be made during 2024 and in any case before December 31, 2024, considering the payment schedule of the balance of the Fuel Price Stabilization Fund (FEPC).

●Fuel Price stabilization fund

On April 01, 2024, the Ministry of Finance and Public Credit paid in cash $7,839,953 to Ecopetrol Business Group as follows: i) payments to Ecopetrol for $6,305,038 and ii) payments to Reficar for 1,534,915. These payments correspond to the settlements of the first quarters of 2023.